UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONSOL ENERGY INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

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Your Vote Counts!
CONSOL ENERGY INC. 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET
CONSOL ENERGY INC. ATTENTION: GENERAL COUNSEL AND SECRETARY 1000 CONSOL ENERGY DRIVE, SUITE 100 CANONSBURG, PA 15317-6506

D71043-P68313

 You invested in CONSOL ENERGY INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 26, 2022.

 Get informed before you vote

View the 2022 Notice of Annual Meeting and Proxy Statement, Annual Report and proxy card online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please	check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:

1a.	William P. Powell	For

1b.	Sophie Bergeron	For

1c.	James A. Brock	For

1d.	John T. Mills	For

1e.	Joseph P. Platt	For

1f.	Edwin S. Roberson	For

2.	Ratification of Appointment of Ernst & Young LLP as CONSOL Energy Inc.’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022.	For

3.	Approval, on an Advisory Basis, of the Compensation Paid to CONSOL Energy Inc.’s Named Executive Officers in 2021.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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